UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 20, 2005
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                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02       Termination of a Material Definitive Agreement
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                CarMax, Inc.  (the  "Company")  entered  into an Amended and
                Restated Credit Agreement (as amended from time to time, the "Credit Agreement") with DaimlerChrysler Services North America, LLC and Toyota Motor Credit Corporation (collectively, the "Lenders") on February 10, 2003. On May 16, 2005, the Company and the Lenders mutually agreed to allow the Credit Agreement to terminate no later than May 17, 2006. Under the terms of the Credit Agreement, all loans and other obligations payable to the Lenders by the Company under the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) shall be due and payable on May 17, 2006. There are no penalties to the Company in connection with allowing the Credit Agreement to terminate no later than May 17, 2006.

                The Credit Agreement includes a $200 million revolving loan commitment and a $100 million term loan. Principal is due in full at maturity with interest payable monthly at a LIBOR-based rate. The Credit Agreement is scheduled to terminate on May 17, 2006. However, the termination date would be automatically extended one year each May 17 unless either the Company or any Lender elects, prior to the extension date, not to extend the Credit Agreement. Borrowings under the Credit Agreement are secured by the Company's vehicle inventory. The Credit Agreement contains customary representations, warranties and covenants. As of May 16, 2006, the amount outstanding under the Credit Agreement was $137,185,511.

                On May 20, 2005, the Company announced that it signed a commitment letter with Bank of America N.A. and Banc of America Securities LLC to arrange a new $350 million to $400 million credit facility in which Bank of America N.A. has committed to lend up to $150 million. The Company expects to close on the new credit facility during its second fiscal quarter ending August 31, 2005. Closing is subject to customary conditions, execution of a definitive credit agreement, and the completion of the loan syndication.

                The Credit Agreement was previously filed as Exhibit 10.8 to the Company's Annual Report on Form 10-K, filed May 29, 2003 (File No. 1-31420). Amendment No. 1 to the Credit Agreement was previously filed as Exhibit 10.9 to the Company's Annual Report on Form 10-K, filed May 29, 2003 (File No. 1-31420).

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CARMAX, INC.


                                    By:      /s/ Keith D. Browning
                                             ---------------------
                                             Keith D. Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  May 20, 2005